UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

 Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2022, the Board of Directors (the “Board”) of Global Payments Inc. (the “Company”) appointed Joseph Osnoss to serve on the Board, effective that day, for a term expiring at the next annual meeting of shareholders of the Company, and until his successor is elected and qualified, or until his earlier death, resignation or removal. Concurrent with his appointment to the Board, Mr. Osnoss was appointed to the Compensation Committee and the Technology Committee of the Board. In connection with the appointment of Mr. Osnoss to the Board, the size of the Board was increased from eleven to twelve directors.

Mr. Osnoss was appointed to the Board pursuant to the previously announced Investment Agreement (the “Investment Agreement”), dated as of August 1, 2022, by and among the Company and Silver Lake Partners VI DE (AIV), L.P. and Silver Lake Alpine II, L.P. The Investment Agreement was previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2022 (the “Previous 8-K”), and is incorporated by reference herein. The description of the arrangements and understandings with respect to Board representation in the Investment Agreement contained in the Previous 8-K is incorporated by reference herein.

Except as set forth above, there are no arrangements or understandings between Mr. Osnoss and any other persons pursuant to which he was selected to serve as a director. Additionally, there are no transactions involving the Company and Mr. Osnoss that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Osnoss will be entitled to receive compensation for his Board and committee service in accordance with the Company’s standard compensation arrangements for non-employee directors as described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 17, 2022.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	October 28, 2022	By: /s/ David L. Green
David L. Green
Senior Executive Vice President, General Counsel and Corporate Secretary